1 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Saundra Pelletier, CEO Revolutionizing Women’s Sexual and Reproductive Health NASDAQ: EVFM December 2020

2 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Forward-Looking Statements This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: o the rate and degree of market acceptance of Phexxi ® (lactic acid, citric acid and potassium bitartrate) vaginal gel o Evofem’s ability to successfully commercialize Phexxi ® and its ability to develop sales and marketing capabilities o Evofem’s ability to maintain and protect its intellectual property o Evofem’s ability to rely on existing cash reserves to fund its current development plans and operations and to raise additional capital when needed o Evofem’s reliance on third-party providers, such as third-party manufacturers and clinical research organizations o the presence or absence of any adverse events or side effects relating to the use of Phexxi ® and EVO100 o the outcome or success of Evofem’s clinical trials including EVOGUARD o Evofem’s ability to retain members of its management and other key personnel o general risks to the economy represented by spread of the COVID-19 virus o Evofem’s ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and, o any other risk factors detailed in Evofem’s filings from time to time with the US Securities and Exchange Commission including, without limitation, the 10-K filed on March 12, 2020, 8-K filed on June 2, 2020 and subsequent filings. The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, November 30, 2020, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward- looking statements in this presentation are qualified in their entirety by this cautionary statement.

Evofem Biosciences 101

- **Commercial-stage biopharmaceutical company**
- **Mission: to improve women's lives by developing and commercializing innovative prescription products to address critical unmet needs in women's sexual and reproductive health**
- **Launched Phexxi® in September 2020**
  - First-and-only FDA-approved hormone-free, on-demand, woman-controlled contraceptive vaginal gel
  - 21 million US women at risk for pregnancy but NOT using hormonal contraception[1]
  - "Best in Class" commercial team with more than 60 product launches phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- **Phase 3 investigational candidate for prevention of chlamydia and prevention of gonorrhea in women**
  - Tremendous unmet need – all sexually active women at risk
  - Top-line data expected mid 2022

1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14.

For investor discussions only.
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4 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Strong and Experienced Leadership Saundra Pelletier Chief Executive Officer Jay File Chief Financial Officer Kelly Culwell, MD Chief Medical Officer Russ Barrans Chief Commercial Officer 7 years at Evofem 30+ years of experience in executive management in women’s health 5 years at Evofem 26+ years experience finance and accounting in public & private biotechs 5 years at Evofem 20+ years specializing in women’s health and contraceptive research Board-certified OB/GYN 5 years at Evofem 28+ years in the women's healthcare, pharmaceutical and biotech space

5 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Sources: 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14 2. Phexxi Forecast Model Assumption. There are 21 million women at risk for pregnancy who are NOT using hormonal contraception1 3% Acquisition 5% Acquisition 7% Acquisition 630,000 Phexxi users2 1,050,000 Phexxi users2 1,470,000 Phexxi users2 ~7 refills per year $267.50 WAC per box of 12 pre-filled Phexxi applicators $1.18 Billion $1.97 Billion $2.75 Billion Over $1 Bn US Market Opportunity

6 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. First-in-class Vaginal pH Modulator1 • FDA-approved prescription contraceptive vaginal gel • Non-hormonal • Female-controlled & used on-demand • Bio-adhesive properties • Highly viscous • Maintains vaginal pH level of 3.5 – 4.5 even in the presence of semen 2,3,4,5 • Inhibits sperm motility 1. Phexxi™ (lactic acid/citric acid/potassium bitartrate). Medi-Span®; June 8, 2020, and First DataBank; June 15, 2020. 2. Garg et al. Contraception. 2001;64(1):67-75. 3. Nayak et al. Clin Exp Obstet Gynecol. 2019;46(5):736-742 4. Amaral et al. Contraception. 2004;70(6):492-497. 5. Keller et al. PLOS One.2012;7(10):e46901.

7 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. The Time is Right for Phexxi In the US today, there are 21 million women at risk for pregnancy who are NOT using hormonal contraception1 7 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015- 2017. NCHS Data Brief. 2018; 327: 1-14.

8 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. HCPs Recognize the Unmet Need for Prescription Non-Hormonal Options Source: KJT Group Phexxi HCP Segmentation Market Research – Q4 2018. n=1,024. Q340 Imagine Product X is now available. How many of your patients would use each method as their primary form of contraception, including Product X? TPP: Target Product Profile Baseline % Post-allocation % Oral Contraceptives (Regular, 28-day) 30% 26% PHEXXI™ n/a 15% Hormonal IUD 12% 11% Condom 10% 8% Injectable 8% 7% Oral Contraceptives (Extended) 8% 7% No contraception used, not trying to become pregnant 6% 5% Implant 6% 5% Non-hormonal IUD 4% 4% Vaginal ring 5% 4% Fertility awareness/ NFP/ Withdrawal 4% 3% Patch 4% 3% Emergency contraception 1% 1% Diaphragm/ Spermicide/ Cervical cap/ Sponge 1% 1% Other 0% 0% TOTAL 100% 100% HCPs lowered allocation for hormonal options from 74% to 64% HCPs suggest >10% of women currently using oral contraceptives are potential candidates for switching to Phexxi Market Research Survey Highlights

Reaching HCPs with "Best in Class" Sales Team

Resourced to be scalable, adaptable, flexible; efficiently designed to support our strategy

70 Women's Health sales reps and regional managers

- Average experience: 15 years in Pharma, 8 of which are women's health
  - Existing relationships, credibility and access to healthcare providers
- Targeting ~3500 accounts and the top12K are the highest prescribing HCPs
- Leverage HCP segmentation tool to quickly refine target accounts based on customer response and business opportunities

Internal Sales Team (tele-reps)

- Engaging ~4,400 accounts, or ~8K HCPs, to sell Phexxi via telesales model to drive additional Phexxi Rxs
- Partner = Archer Healthcare

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For investor discussions only.

© 2020 Evofem Biosciences, Inc.

10 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Phexxi® is Off to a Strong Start Building Awareness • 650,000 visits to consumer site1 • Strong engagement driving conversions on HCP-Phexxi.com o 31k unique visitors, 53k page views2 • Successfully harnessing social media that resonates with our key audience segments o ~250M social media impressions since launch1 o Phexxi influencers have 3.6M Instagram followers1 • 38 earned media pieces since launch1 1. As of 15 November 2020 2. As of 27 October 2020

11 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Phexxi® Telehealth Platform is Exceeding Expectations 41% of women who qualified for Phexxi through our Phexxi Concierge Service have requested a Phexxi prescription Populus Media: “Phexxi is our most successful launch to date” Source: Populus AWS – 15 Nov 2020

Phexxi® Concierge Recruitment Platform with Nurse Support Driving Significant Leads

Harnessing AI to generate high-quality leads

- 83Bar metrics projected generation of 200 leads/month
- **Consistently generating over 200 leads/week**
  - *4x to 5x higher than expectations*
- **~75% of women who engaged** have spoken with a Phexxi support nurse and **requested to see an HCP for a Phexxi prescription**

Source: 83Bar Metrics - 15 November 2020

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© 2020 Evofem Biosciences, Inc.

13 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Phexxi is Off to a Strong Start • Monthly prescriptions(TRx) increased 64% in October vs. September1 • 809 unique Phexxi prescribers2 o Geographically diverse • Over 33% of prescribers wrote multiple Phexxi prescriptions2 o Top 10 prescribers wrote 8 or more scripts each2 0 200 400 600 800 1000 1200 Sept. 2020 Oct. 2020 Refills NRx 64% First Phexxi refills week of 9/25/2020 Sources: 1) IQVIA and Knipper through 30 Oct 2020 2) Unique prescriber data from IQVIA through 30 Oct 2020 Monthly Prescription Growth (TRx)

Market Access: Positive Coverage Trends

- **55% of commercial lives covered**
- Unique classification in the payor-utilized pricing compendiums First Data Bank and Medispan as "**Vaginal pH Modulator**" allowing for favorable reimbursement
- Phexxi on preventative drug list **at $0 cost-share** with many prominent plans, encompassing **~7M lives***
  - United Healthcare of NY, CT, DE, DC, IL, MD, MA, OR, WA and CA
  - Kaiser Washington
  - Premera, Inc.
  - Excellus
  - Tufts Health Plan Corp.
  - Harvard Pilgrim Healthcare
  - Quartz Health Solutions
  - Geisinger Health System Corporation
  - HealthNow (BCBS Western & Eastern New York)
- **Robust copay assistance program** and direct mail-order program for patients to offset out-of-pocket costs

As of 15 November 2020

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15 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. Favorable Data from Post-Concierge Surveys Hormone-free Doesn't impact cycle In the moment Ease of use Product Attributes Underlying Decision to Move Forward with Phexxi1 Source: 83Bar 11 November 2020 1. Question 9: “Why did you decide to move forward with Phexxi?” posed to the 36 women who answered “yes” to “Were you prescribed Phexxi (lactic acid, citric acid, potassium bitartrate) Vaginal gel 1.8%, 1%, 0.4%?” Leads permitted to select more than one option. 2. Question 13: “Do you plan on refilling your prescription of Phexxi?” posed to women who answered “yes” to “Have you started using Phexxi?” and replied to “How satisfied are you with Phexxi so far?” 3. Question 17: “How likely are you to tell a friend or family member to talk to a doctor about Phexxi?” posed to all 127 survey participants. 89% of women who used Phexxi reported they will refill their prescription2 82% of all women surveyed are somewhat to very likely to tell a friend or family member about Phexxi3 Survey of 127 Women Conducted 30 Days After They Entered into the Phexxi Concierge Experience 60% chose Phexxi because it is hormone free

16 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Sterilization, other non-targets - 32.5M Non-Rx Contraceptive Users 10.3M No Contraceptive - 10.6M Rx Contraceptive Users - 18.8M US Contraceptive Market: 72.2M Women1 $670M - $860M $375M - $690M Phexxi Peak Revenue (gross, est.) $1.4B - $2.3B3 Secondary Targets 1.0% - 2.0%2 Primary Targets 3.5% - 4.5%2 $350M - $710M 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Estimated market acquisition percentage in segment 3. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 + + * Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other Primary Targets 2.0% - 3.5%2 200k – 370k users 360k – 460k users 190k – 380k users $2.3 BILLION Peak Revenue Potential

17 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. Pipeline: EVO100 for Prevention of Chlamydia and Gonorrhea in Women EVO100 is investigational and safety and efficacy have not been established.

18 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. STI Prevention: A Large Market Opportunity Sources: 1. Based on US Census Projections, CDC Data Brief 327, primary market research data collected Q2 2020 2. US. 2018. Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on chlamydia 3. US. 2018. Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on gonorrhea 4. Chlamydia, gonorrhea, trichomonas and syphilis: global prevalence and incidence estimates. June 6, 2019. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6653813/ EVO100 is investigational and safety and efficacy have not been established. 33.3 57.3 77.8 0 10 20 30 40 50 60 70 80 90 Women at Risk for Pregnancy (18-49) All Sexually Active Women (18-49) All Sexually Active Women (18-65) W om en (i n M ill io ns ) Estimated 2020 Market (US) 1 • Global incidence likely to reach ~95M by 20254 • US chlamydia and gonorrhea infection rates increased for 5th consecutive year despite availability of condoms for STI prevention 2,3 • The CDC estimates 2.86M chlamydia infections and 1.14M new gonococcal infections occur annually in US2,3 o Capturing just half of women that experience chlamydia infections in a year represents almost 1.5M users 78 Million Sexually Active Women in US Potentially at Risk for STIs Chlamydia and Gonorrhea Infections on the Rise in US & ROW

19 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. AMPREVENCE: Statistically Significant Results EVO100 Generally Safe & Well Tolerated Most side effects were mild to moderate • 20.8% of women experienced an AE • Few women discontinued due to AEs in either arm (EVO100, 1.1%; placebo, 1.5%) • Similar rates across both arms: o All-cause AEs (EVO100: 21.3%; placebo: 20.4%) o Treatment-related AEs (EVO100: 7.2%; placebo: 7.5%) • Most common AEs: o EVO100: vulvovaginal candidiasis (5.1%), vaginal discharge (3.2%), UTI (3.2%) o Placebo: bacterial vaginosis (4.6%), UTI (2.6%), vaginal discharge (2.6%) • No treatment-related serious AEs reported G O N O R R H E A 0 2 4 6 8 10 Placebo EVO100 Placebo EVO100 50% Relative Risk Reduction (P=0.03) 78% Relative Risk Reduction C H L A M Y D I A 9.7% (n=28) 4.8% (n=14) 3.2% 0.7% Primary endpoint Secondary endpoint Chappell et al. Efficacy and safety of a novel vaginal pH modulator for prevention of chlamydia and gonorrhea. Presented at 2020 STD Prevention Virtual Conference. EVO100 is investigational and safety and efficacy have not been established. Efficacy: Met Primary & Secondary Endpoints (n=9) (n=2)

EVOGUARD Phase 3 Trial Underway

TRIAL DESIGN

- Phase 3, double-blind, placebo-controlled study
- Enrolling 1,730 healthy women age ≥18 years
  - Urogenital CT and/or GC infection within 16 weeks prior to enrollment
  - 1 risk factor if infection documented; ≥2 risk factors if not documented
- 90 sites in the US
- 16-week treatment phase, 4-week follow up

STUDY OBJECTIVES

Primary Objective

- Evaluate the efficacy of the EVO100 in the prevention of urogenital *Chlamydia trachomatis* (CT) and *Neisseria gonorrhea* (GC) infection

Secondary Objective

- Evaluate the safety of EVO100

Exploratory Objectives

- Assess the impact of EVO100 on overall sexual satisfaction and overall product satisfaction
- Determine the impact of EVO100 use rate (subject adherence to instructed use) on the efficacy for combined infections
- Assess other subject satisfaction with EVO100

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EVO100: Timeline to Approval [1,2]


2021
2022
2023
Initiate Pivotal Phase 3 Trial
Complete enrollment[1]
Top-Line Results[1]
NDA submission[2]
Potential US Approval & Commercial Launch

- FDA Fast Track designation for prevention of chlamydia in women
- FDA QIDP designation for prevention of gonorrhea in women
  - Potential 5-year regulatory exclusivity extension

1. Assumes timely enrollment
2. Assumes favorable outcomes of the Phase 3 clinical trial

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For investor discussions only.
© 2020 Evofem Biosciences, Inc.

22 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Financial Overview • Shares outstanding: 81.3M1 • Warrants outstanding: 10.4M2 oWeighted average exercise price $4.54 • Unrestricted cash: $86.7M2 o$25M in Oct. 2020 from Adjuvant Capital • Runway into 2H 2021 oBased solely on projected expenses oPhexxi revenues provide upside 1. As of Oct. 31, 2020. 2. As of Sept. 30, 2020.

23 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc. For investor discussions only. Our Time is Now • Marketing Phexxi® as the first-and-only hormone-free, on- demand, woman-controlled contraceptive vaginal gel oOver $1 billion US market opportunity o21 million US women at risk for pregnancy but NOT using hormonal contraception o“Best in Class” commercial team with more than 60 product launches • Phase 3 investigational candidate for two potential indications, both with tremendous unmet need • Deeply-committed, highly experienced leadership team • Well capitalized with strong investor base

24 ©2019 Evofem Biosciences, Inc. 2020 Evofe Biosciences, Inc.